Exhibit 99.1

April 2019 Investor Presentation INVESTOR PRESENTATION April 2019 JERNIGAN CAPITAL 6410 Poplar Ave, Suite 650 Memphis, TN 38119

April 2019 Investor PresentationSAFE HARBOR DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Such statements relate to our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, exit capitalization rates, our use of capital, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, our ability to acquire wholly-owned assets, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Preferred Stock, our investment pipeline, our anticipated investment closings, future funding of existing investment commitments, and components of our full-year 2019 earnings guidance. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon our present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date, and we undertake no duty to update any forward-looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other filings we make with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the SEC’s website at www.sec.gov. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Unless otherwise indicated, all metrics presented herein are as of December 31, 2018. 2

April 2019 Investor PresentationINTRODUCTION OUR MISSION OUR TICKER SYMBOL Jernigan Capital provides debt and equity capital to private developers, owners and operators of self-storage facilities with a view toward eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community. 3

April 2019 Investor PresentationRECENT EVENTS The following events occurred during the year-to-date 2019: 4 .. 1/18/2019: The Company entered into a secured term loan for $9.2 million secured by a first mortgage on its wholly-owned Charlotte 1 facility. .. 1/28/2019: The Company’s joint venture with Heitman purchased 100% of the Class A membership units of the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly- owns all management and voting rights in each of these LLCs. .. 3/1/2019: The Company closed on a development investment with a commitment amount of $18.8 million in Staten Island, New York. .. 3/8/2019: The Company acquired the developer’s interest in the JCAP-financed self-storage development located in New Haven, Connecticut. With this acquisition, the Company now has 100% ownership of eight on-balance sheet development investments. .. 3/18/2019: The Company closed on a development investment with a commitment amount of $2.9 million in Stamford, Connecticut.

April 2019 Investor Presentation .. $350+ million pipeline of investments in underwriting .. Increasing short-term opportunity to acquire full ownership of existing projects as 2017 investments are completed and leasing up .. Bridge and other creative financing structures provide additional acquisition opportunities in addition to accretive earnings growth opportunities Significant Identified and Potential Growth Opportunities Compelling Investment Economics .. Solely focused on self-storage – top performing real estate sector in total shareholder return since 1994(1) .. Core Investment Structure – 6.9%+ fixed return and profits interest = high IRRs, strong earnings and value growth .. RoFRs (“Right of First Refusal”) and motivated sellers create opportunities to acquire developers’ interests in existing projects at attractive yields; 12 buyouts completed through 3/24/2019 Flexible Capital Structure Supports Strong Future Growth .. Demonstrated access to capital for external growth via public offerings of common and preferred stock, private preferred stock sale, ATM programs, credit facility, secured term loans, senior participations and joint venture transactions .. Identified sources of capital to fund all current commitments .. Strong ownership by senior executives and board (~7%) and institutions (~71%) High Quality Platform with Demonstrated Expertise .. 72 current investments totaling ~$870 million – $737 million on balance sheet and $133 million in joint venture with Heitman (“Heitman JV”)(2) .. Dedicated team with extensive knowledge of and relationships within the self-storage industry .. Disciplined investment process; closed on only ~8% of the investments evaluated since IPO(3) .. Scalable corporate platform and best-of-class third party management by powerful REIT platforms – e.g. CUBE, EXR, LSI INVESTMENT HIGHLIGHTS (1) Source: Nareit. | (2) Represents closed loan commitments and wholly-owned property investments as of 3/24/19, excluding closed investments that have been repaid. | (3) Represents closed loan commitments and wholly-owned property investments as of 3/24/19, including closed investments that have been repaid.5

EXPERIENCED AND ALIGNED SENIOR MANAGEMENT TEAM

April 2019
Investor Presentation

~7% MANAGEMENT AND BOARD OWNERSHIP CREATES SIGNIFICANT ALIGNMENT OF INTERESTS



Dean Jernigan

Executive Chairman of the Board

- 32+ years in the self-storage industry
- Invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of Nareit's Board of Governors from 1995 to 2002
- Member of Nareit's Executive Committee from 1998 to 2002



John Good

Chief Executive Officer

- President and COO of Jernigan Capital from June 2015 until October 2018; IPO counsel to Jernigan Capital
- 28+ years of experience with national corporate / securities law firms
- Former corporate and securities counsel to CubeSmart
- Ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in Nareit since 1994



Jonathan Perry

President & Chief Investment Officer

- 20+ years in the self-storage industry
- CIO of CubeSmart, leading over $3.5 billion of self-storage investments
- Worked in various finance and real estate positions at Storage USA and its successor GE Capital Real Estate



Kelly Luttrell

Senior Vice President & Chief Financial Officer

- 14+ years in accounting, including 11 years in Ernst & Young's assurance practice
- Extensive experience with multiple equity and debt transactions, for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multi-family REIT engagement



David Corak

Senior Vice President, Corporate Finance

- 6+ years of sell-side research experience at Stifel Financial Corp. and B Riley FBR covering the self-storage sector amongst other REIT sectors
- 2+ years of banking experience at PNC Financial Services
- CFA® Charterholder

6

April 2019 Investor PresentationJCAP’S COMPETITIVE ADVANTAGE CREATIVE INVESTMENT STRUCTURES PROVIDE ONE-STOP SHOP .. Development financing of up to 97% loan-to-cost (“LTC”). Banks offer 60% to 65% .. JCAP can offer flexible financing structures on both development projects and projects in lease-up .. Developer freed of burden to raise capital from multiple sources .. Unitranche JCAP pricing (coupon + profits interest + RoFR) is highly competitive compared to pricing of component parts NON-RECOURSE .. JCAP capital is non-recourse to the developer (except for certain carve outs) SELF-STORAGE EXPERTISE AND FOCUS .. JCAP adds value as a storage expert that can assist in avoiding costly common mistakes, such as selecting poor sites in saturated submarkets and selecting subpar property managers who do not drive occupancy or effectively manage revenue and / or operating expenses 7 RELIABLE EXIT OPTION .. JCAP is a reliable exit option for developers – operating partnership units provide tax efficient means for developer exit MIAMI 1 | 490 NW 36TH Street Miami, FL 33127 JACKSONVILLE 2 | 45 Jefferson Road Jacksonville, FL 32225

April 2019
Investor Presentation

HIGH ROI BUSINESS MODEL EXECUTED IN TOP SELF-STORAGE MARKETS

ATTRACTIVE RISK-ADJUSTED RETURNS THROUGH EQUITY PARTICIPATION

DEVELOPMENT INVESTMENTS

Ground-up Construction | Major Redevelopment

PRIMARY INVESTMENT STRATEGY

- Focus on programmatic self-storage development of Generation V facilities in top-tier markets
- Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner:
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty
- Target projects expected to generate mid-to-high teens unlevered IRR[1]
- RoFR or developer buyout allows JCAP long-term ownership at above-market long-term yields

TYPICAL INVESTMENT TERMS

- 90% to 97% LTC
- 6 year term
- RoFR
- Equity & cash flow participation
- 10% to 30% funded at origination; balance funded over 15 to 24 months

8

(1) Projected IRR range assumes the following: 3 to 5 year lease-up period, an 8.0%-9.0% development yield, a 5.5% exit cap rate and a sale at stabilization.

DEVELOPMENT PROJECT INVESTMENT TIMELINE

April 2019
Investor Presentation

- Below is a timeline for a typical development project. JCAP investment targets include:
  - Targeted investment yield of at least 300bps above prevailing stabilized cap rate
  - Investment equal to 90% of total cost with fixed interest rate of 6.9%
  - 49.9% profits interest and RoFR
  - 1.0% origination fee

  TOTAL FAIR VALUE GAIN = (STABILIZED VALUE - TOTAL COST) X 49.9%


Construction Start → Stabilization
~ 4 - 7 YEARS
Investment Closing
Construction Completion
Stabilization
Term Sheet to Closed Investment
Facility Construction
(~90% of JCAP commitment funded by construction completion)
Lease-up Period
(Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2 - 4 MONTHS
16 - 24 MONTHS
Fair value accounting recognition of 1/3 estimated profit between 40% completion and substantial completion
3 - 5 YEARS
Fair value accounting recognition of balance of estimated profit over remaining term of investment using DCF method
Cumulative % of Total Fair Value Gain Recognized
~ 33%
~ 45% - 50%
100%

9

April 2019
Investor Presentation

SELECTIVE UNDERWRITING

STRINGENT UNDERWRITING PROCESS BASED ON MANAGEMENT'S EXTENSIVE EXPERIENCE AND SUCCESSFUL TRACK RECORD INVESTING IN SELF-STORAGE


$11.1 billion
INVESTMENTS REVIEWED
$1.4 billion
TERM SHEETS ISSUED
$984 million
SIGNED TERM SHEETS

$939 million (~8% of Evaluated)
CLOSED INVESTMENTS[1]

(1) Represents closed loan commitments and wholly-owned property investments as of 3/24/19, including closed investments that have been repaid.

10

April 2019 Investor Presentation 1.6x 2.8x 2.6x 2.0x 0.6x 1.6x 1.0x 0.7x 1.0x 1.8x 2.1x 3.0x 1.7x 1.3x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q16-4Q18 2019E AEPS Coverage PREDICTABLE DIVIDEND THAT TRACKS VALUE CREATION (1) Quarterly diluted adjusted earnings per common share per filings. For the definition of adjusted earnings per share and a reconciliation against net loss attributable to common stockholders, see our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Reports for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018, and December 31, 2018, respectively, and our earnings release furnished on February 27, 2019. | (2) 2019E diluted adjusted earnings per common share per midpoint of full year 2019 guidance released on February 27, 2019. .. Since the beginning of 2016, cumulative adjusted earnings have exceeded cumulative distributions to common stockholders – dividend is economically covered .. Tax efficient cash return to shareholders while portfolio value and book value grow .. Stable quarterly dividend of $0.35 per share is preferable to lumpy distributions dependent on asset sales and realized gains HISTORICAL DILUTED ADJUSTED EPS AND COMMON DIVIDENDS(1)(2) 11

April 2019 Investor PresentationHIGH QUALITY SELF-STORAGE PROPERTIES LOCATED IN ATTRACTIVE MARKETS Note: Percentages and Company’s market average are weighted based on committed total investment amounts. | (1) Source: Census Bureau. | (2) Other markets include Austin, Baltimore, Charlotte, Columbia, Fort Lauderdale, Houston, Kansas City, Knoxville, Louisville, Milwaukee, New Haven, New Orleans, Philadelphia, Pittsburgh, Raleigh, Stamford, Tampa, and Washington, DC. | (3) Source: Bank of America Merrill Lynch Research Report dated June 30, 2018.; REITs include CUBE, PSA, EXR, LSI, NSA. PORTFOLIO HIGHLIGHTS .. Investments in a portfolio of newly built, multi-story climate controlled Class-A self-storage facilities primarily located within the best submarkets of the top 50 MSAs .. 97% of facilities located within the top 50 MSAs; 83% located within the top 25 MSAs(1) .. Target submarkets are characterized by strong projected population growth and below average self-storage supply .. Seek submarkets positioned for high return self-storage development .. High density, population growth and household incomes .. Concentration of renters (particularly millennials) GEOGRAPHIC DIVERSIFICATION(2) EXPOSURE TO TOP MSAs 83% 97% 0% 20% 40% 60% 80% 100% Top 25 Top 50 12 STORAGE REIT EXPOSURE TO TOP 25 MSAs(3) 83% 60% 0% 20% 40% 60% 80% 100% JCAP Self-Storage REIT Sector Average Miami 21%New York City 13% Atlanta 12% Orlando 5% Los Angeles 4% Jacksonville 4% Minneapolis 4% Denver 4% Boston 4% Other 29%

ATTRACTIVE INVESTMENT PORTFOLIO

April 2019
Investor Presentation

$870 MILLION COMMITTED[1] / 72 INVESTMENTS[1]

- Eight wholly-owned assets
- 47 on-balance sheet development investments
- 11 assets in Heitman Joint Venture (all in lease up)
  - Four wholly-owned by the venture[2]
- Five bridge investments (all in lease up)
- One construction loan

INVESTMENTS BY TYPE[3]


73%
Development: 73%; $633.2 million
Bridge: 9%; $83.3 million
Wholly-Owned: 16%; $135.6 million[4]
Construction: 2%; $17.7 million

TOTAL PORTFOLIO STATISTICS

- 23 facilities open for at least one leasing season[5]
  - 63.2% average occupancy after 23 months open[6]
  - 163 bps above underwritten expectation[6]
- Expected LTV at C/O: 73%
- Expected LTV at Stabilization: 57%
- ~75% of current development investments expected to be completed by 12/31/2019

STATUS OF INVESTMENTS


18%
13%
11%
25%
33%
2016: 13%; $114.7 million delivered
2017: 11%; $98.9 million delivered
2018: 33%; $278.5 million delivered
2019E: 25%; $218.2 million expected to deliver
2020E: 18%; $159.5 million expected to deliver

Notes: Percentage of portfolio based on committed total investment amounts. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets. | **(1)** Represents closed loan commitments and wholly-owned property investments as of 3/24/19, excluding closed investments that have been repaid. | **(2)** On 1/28/2019, the Company's real estate venture with Heitman, in which the Company has a 10% interest, purchased 100% of the Class A membership units of the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly-owns all management and voting rights in each of these LLCs. | **(3)** JCAP maintains equity participation on development and bridge investments only. | **(4)** Represents developers' interests acquired and loan balance outstanding at the time of acquisition. Includes $87.5 million on-balance sheet with the remainder representing the SL1 Venture's four wholly-owned assets. | **(5)** Represents properties opened on or before May 1, based on management's self-storage experience. | **(6)** As of 3/24/19. Weighted based on net rentable square feet.

13

April 2019 Investor Presentation 14 CURRENT PORTFOLIO AND INVESTMENT PIPELINE Note: As of 12/31/2018. Boston Los Angeles Washington, DCKansas City New Haven-Stamford New York City-Northern NJ Philadelphia Tampa Baltimore Miami Atlanta Orlando Minneapolis Jacksonville Houston Austin New Orleans Knoxville Louisville Charlotte Columbia Milwaukee Pittsburgh Raleigh Denver Seattle Development Markets Existing Markets Existing Markets & Pipeline Pipeline

BUSINESS MODEL PROVEN FROM ORIGINATION TO ACQUISITION

April 2019
Investor Presentation




CubeSmart

JACKSONVILLE 1 | 1939 East West Pkwy Fleming Island, FL 32003

PROPERTY HIGHLIGHTS

- Multi-story climate controlled facility totaling 59,848 NRSF
- Investment originated in September 2015; C/O achieved August 2016; JCAP acquired developer interest January 2018
- Located on East West Parkway, just west of Highway 17, in Fleming Island, FL
- Submarket average household income: $101,396
- Achieved ~90% physical occupancy within the first 31 months of operation
- ~$106,000 additional cash flow from owning property vs. interest income on 6.9% loan from acquisition date through December 31, 2018

KEY METRICS

Date Acquired	January 2018
JCAP Loan Balance Outstanding[1]	$5,966,564
JCAP Additional Purchase Price[2]	$2,720,196
Total Cash Basis	$8,686,760
Initial Underwritten Stabilized NOI	$626,902
Most Recent NOI Annualized[3]	$568,504
NOI % of Stabilized Underwritten	91%
Underwritten Stabilization Date	August 2019
Months Remaining to Underwritten Stabilization Date	8

(1) Funded principal balance of the loan (net of unamortized origination fees) as of the date of acquisition. | (2) Represents cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. | (3) Represents trailing three months annualized as of December 31, 2018.

15

WHOLLY-OWNED PROPERTIES

April 2019
Investor Presentation

JCAP NOW HAS 100% OWNERSHIP OF EIGHT ON-BALANCE SHEET DEVELOPMENTS

SUMMARY & HIGHLIGHTS

- 100% ownership of eight assets
    - Development loans on the eight properties converted to equity
- ~7.5%-8.5% average stabilized yield on JCAP capital investment[(1)]
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields



PITTSBURGH | 6400 Hamilton Ave Pittsburgh, PA 15206

WHOLLY-OWNED PORTFOLIO SUMMARY

PROPERTY NAME	MSA	DATE OPENED	DATE ACQUIRED	NRSF[(2)]	CURRENT PHYSICAL OCCUPANCY[(3)]
Orlando 1,2	Orlando, FL	5/1/2016	8/9/2017	93,965	90.0%
Atlanta 2	Atlanta, GA	5/24/2016	2/2/2018	66,187	78.3%
Atlanta 1	Atlanta, GA	5/25/2016	2/2/2018	71,718	88.6%
Jacksonville 1	Jacksonville, FL	8/12/2016	1/10/2018	59,848	90.0%
Pittsburgh	Pittsburgh, PA	5/11/2017[(4)]	2/20/2018	47,794	34.6%
Charlotte 1	Charlotte, NC	8/18/2016	8/31/2018	85,350	58.9%
New York 1	New York, NY	9/29/2017	12/21/2018	105,347	61.1%
New Haven	New Haven, CT	12/16/2016	3/8/2019	64,225	66.8%
AVERAGE					72.0%



ATLANTA 2 | 340 Franklin Road Gateway SE Marietta, GA 30067

(1) Stabilized yield represents projected stabilized NOI divided by JCAP capital investment. JCAP capital investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. Net operating income (NOI) is a non- GAAP financial measure that excludes from operating income the impact of depreciation and general and administrative expense. Projected stabilized NOI represents NOI at an expected time in the future when operations at the facility have stabilized from lease up occupancy and rental rates. | (2) The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | (3) Physical occupancy as of 3/24/2019. Weighted based on NRSF. | (4) Property received temporary C/O on May 11, 2017. First tenants moved in after permanent C/O in July 2017.

16

MIAMI BRIDGE INVESTMENT

April 2019
Investor Presentation



West Doral | 590 NW 137th Ave
Miami, FL 33182



Brickell | 1103 SW 3rd Ave
Miami, FL 33130



Coconut Grove | 2434 SW 28th St
Miami, FL 33133



Pembroke Pines | 18460 Pines Blvd
Pembroke Pines, FL 33029



Doral | 4001 NW 77th Ave
Miami, FL 33166

INVESTMENT SUMMARY & HIGHLIGHTS

- Bridge financing provided to take out existing construction debt and certain equity capital partners on a portfolio consisting of five newly built, Generation V facilities
- IRR consistent with development investments with discount for lack of construction risk and reduced lease up risk and opportunity for long-term JCAP ownership
- ~$77 million immediate investment by JCAP with attractive economic terms similar to the Company's traditional development loans
- ~$6 million in interest and operating reserves to be funded during portfolio lease up to bring total commitment to ~$83 million
  - Three properties at 6.9% cash interest
  - Two properties at 6.5% cash interest + 3.0% interest paid in kind ("PIK")[1]
  - 49.9% profits interest
  - 90% C/O LTV, 70% Stabilized LTV

PORTFOLIO SUMMARY

$s in 000s

PROPERTY NAME	SUBMARKET	LOCATION	DATE OPENED	CURRENT PHYSICAL OCCUPANCY[2]	NRSF	COMMITMENT AMOUNT
Miami 6	West Doral	Miami, FL	8/12/2016	79.8%	76,665	$13,370
Miami 4	Brickell	Miami, FL	10/9/2016	83.7%	74,685	20,201
Miami 8	Coconut Grove	Miami, FL	12/12/2016	84.2%	51,923	13,553
Miami 7	Pembroke Pines	Pembroke Pines, FL	3/26/2018	36.6%	86,640	18,462
Miami 5	Doral	Miami, FL	8/13/2018	20.5%	77,075	17,738
TOTAL						$83,324

17

(1) The two projects that were under construction at close will each also pay a $1 million preferred return to the developer after payment to JCAP of the PIK interest and before the 49.9% profits interest split. | (2) Physical occupancy as of 3/24/19.

April 2019 Investor PresentationJCAP CAPITAL SOURCES AND INVESTMENT USES (1) Does not include financing spend or operating cash flow. | (2) Assumes increase in the availability under the Credit Facility. As of December 31, 2018, $91.3 million was available for borrowing under the Credit Facility, and we can provide no assurances that we will be able to increase the availability to meet these expectations. | (3) 2019 projected capital commitments per the midpoint of the Company’s 2019 guidance range. .. $322 million total estimated cash investment remaining on existing and projected 2019 commitments .. Funding in place for all remaining cash investment on existing commitments and a portion of projected 2019 commitments comprised of cash on hand, capacity on the Company’s secured credit line, bank term loan, and expected repayments of existing investments .. The Company has available $312 to $345 million from other potential capital sources to fund potential additional capital needs SOURCES AND USES FOR INVESTMENT AS OF 12/31/2018 ($ IN MILLIONS)(1) ESTIMATED CAPITAL TO BE USED IN INVESTING ACTIVITIES Contractual investment obligations: Development property investments $219 Bridge investments 2 Self-storage real estate venture 1 Total Committed Investments $222 Prospective Investments per FY 2019 guidance 100 Total to Fund Investments $322 ESTIMATED SOURCES OF CAPITAL Cash and cash equivalents as of December 31, 2018 $9 Identified secured debt on one wholly-owned property (occurred in Q1 2019) 9 Remaining credit facility capacity(2) 235 Remaining capital needs 69 Total Sources $322 Other Potential Sources Potential Proceeds Timing Mortgage refi. / capital recycling $50-70 million 2019 Potential sales of current investments $10-20 million 2019 Series B Preferred ATM issuances ~$10 million TBD Joint venture distributions $2-5 million 2019 ATM availability ~$75 million TBD Potential exercise of accordion feature of credit facility $165 million TBD Total $312-345 million 18 ESTIMATED FUNDING PER YEAR ON EXISTING AND PROJECTED 2019 COMMITMENTS(3) ($ IN MILLIONS) $211 $90 $21 $- $50 $100 $150 $200 $250 2019 2020 Thereafter

April 2019 Investor PresentationCONTACT JERNIGAN CAPITAL JERNIGAN CAPITAL, INC investorrelations@jernigancapital.com 6410 Poplar Ave, Suite 650 Memphis, TN 38119 www.jernigancapital.com 19

April 2019 Investor Presentation APPENDIX

PORTFOLIO DETAIL

April 2019
Investor Presentation

Current Portfolio

$ in 000s

Date Acquired	Location (MSA)	Investment Type	Date Opened	JCAP Capital Investment [1]	Size (NRSF) [2]	Months Open [3]	% Physical Occupcany [3]
REIT Level Investments - as of 12/31/2018							
8/9/2017	Orlando 1/2	Wholly-Owned	5/1/2016	$12,047	93,965	35	90.0%
2/2/2018	Atlanta 2	Wholly-Owned	5/24/2016	8,766	66,187	34	78.3%
2/2/2018	Atlanta 1	Wholly-Owned	5/25/2016	10,467	71,718	34	88.6%
1/10/2018	Jacksonville 1	Wholly-Owned	8/12/2016	8,686	59,848	31	90.0%
2/20/2018	Pittsburgh	Wholly-Owned	5/11/2017	7,619	47,794	22	34.6%
8/31/2018	Charlotte 1	Wholly-Owned	8/18/2016	10,525	85,350	31	58.9%
12/21/2018	New York City 1	Wholly-Owned	9/29/2017	19,938	105,347	18	61.1%
Subtotal Wholly-Owned Properties				**$78,048**	**530,209**	**29**	**72.6%**

21

Note: Represents portfolio as of 12/31/2018. | **(1)** JCAP Capital investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** Months open and physical occupancy as of 3/24/2019. Average physical occupancy weighted based on NRSF.

PORTFOLIO DETAIL – CONTINUED

April 2019
Investor Presentation

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 12/31/2018							
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	$7,650	$7,648	$2	$9,057
7/31/2015	New Haven [2][5]	Development	C/O achieved Dec. 2016	6,930	6,827	103	8,350
8/14/2015	Raleigh [2]	Development	C/O achieved Mar. 2018	8,792	8,498	294	8,002
10/27/2015	Austin [2]	Development	C/O achieved Mar. 2017	8,658	7,817	841	7,763
9/20/2016	Charlotte 2 [2]	Development	C/O achieved Aug. 2018	12,888	11,445	1,443	12,793
11/17/2016	Jacksonville 2 [2]	Development	C/O achieved Mar. 2018	7,530	7,157	373	9,122
1/18/2017	Atlanta 3 [3]	Development	C/O expected Q2 2019	14,115	8,711	5,404	9,337
1/31/2017	Atlanta 4 [2]	Development	C/O achieved Jul. 2018	13,678	12,957	721	16,031
2/24/2017	Orlando 3 [2]	Development	C/O achieved Jul. 2018	8,056	7,229	827	8,592
2/24/2017	New Orleans [2]	Development	C/O achieved Dec. 2018	12,549	10,587	1,962	12,221
2/27/2017	Atlanta 5 [3]	Development	C/O expected Q1 2019	17,492	14,095	3,397	15,371
3/1/2017	Fort Lauderdale [2]	Development	C/O expected Q1 2019	9,952	7,604	2,348	10,475
3/1/2017	Houston [3]	Development	C/O expected Q2 2019	14,825	10,936	3,889	13,285
4/14/2017	Louisville 1 [2]	Development	C/O achieved Aug. 2018	8,523	6,979	1,544	8,540
4/20/2017	Denver 1 [3]	Development	C/O expected Q1 2019	9,806	6,884	2,922	7,706
4/20/2017	Denver 2 [2]	Development	C/O achieved Jul. 2018	11,164	10,235	929	12,403
5/2/2017	Atlanta 6 [2]	Development	C/O achieved Oct. 2018	12,543	10,589	1,954	12,774
5/2/2017	Tampa 2 [3]	Development	C/O expected Q2 2019	8,091	5,493	2,598	6,020
5/19/2017	Tampa 3 [2]	Development	C/O achieved Nov. 2018	9,224	7,154	2,070	8,391
6/12/2017	Tampa 4 [2]	Development	C/O achieved Oct. 2018	10,266	8,846	1,420	11,419
6/19/2017	Baltimore 1 [2]	Development	C/O achieved Nov. 2018	10,775	9,177	1,598	10,805
6/28/2017	Knoxville [2]	Development	C/O achieved Nov. 2018	9,115	7,717	1,398	8,652
6/29/2017	Boston 1 [2][6]	Development	C/O achieved Aug. 2018	-	-	-	2,614
6/30/2017	New York City 2 [2]	Development	C/O achieved Dec. 2018	26,482	24,760	1,722	28,102

Note: Represents portfolio as of 12/31/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 12/31/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 12/31/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 12/31/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** On March 8, 2019, the Company acquired the membership interest of its development partner in its New Haven investment. | **(6)** This loan was repaid in full through a refinancing negotiated by our partner. The investment represents our 49.9% Profits Interest which was retained during the transaction.

22

PORTFOLIO DETAIL – CONTINUED

April 2019 Investor Presentation

Current Portfolio

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
$ in 000s							
REIT Level Investments - as of 12/31/2018							
7/27/2017	Jacksonville 3 [2]	Development	C/O achieved Nov. 2018	$8,096	$6,836	$1,260	$8,251
8/30/2017	Orlando 4 [2]	Development	C/O achieved Jan. 2019	9,037	6,769	2,268	8,264
9/14/2017	Los Angeles 1	Development	C/O expected Q3 2020	28,750	8,692	20,058	8,418
9/14/2017	Miami 1	Development	C/O expected Q4 2019	14,657	6,882	7,775	6,562
9/28/2017	Louisville 2 [2]	Development	C/O achieved Aug. 2018	9,940	8,691	1,249	10,652
10/12/2017	Miami 2	Development	C/O expected Q3 2020	9,459	1,335	8,124	1,082
10/30/2017	New York City 3	Development	C/O expected Q3 2020	14,701	4,835	9,866	4,383
11/16/2017	Miami 3	Development	C/O expected Q1 2020	20,168	4,096	16,072	3,542
11/21/2017	Minneapolis 1	Development	C/O expected Q4 2019	12,674	3,214	9,460	3,070
12/1/2017	Boston 2 [3]	Development	C/O expected Q2 2019	8,771	3,978	4,793	4,246
12/15/2017	New York City 4	Development	C/O expected Q1 2020	10,591	1,777	8,814	1,631
12/27/2017	Boston 3	Development	C/O expected Q2 2020	10,174	2,563	7,611	2,402
12/28/2017	New York City 5	Development	C/O expected Q4 2019	16,073	6,523	9,550	6,400
2/8/2018	Minneapolis 2 [3]	Development	C/O expected Q1 2019	10,543	7,802	2,741	8,773
3/30/2018	Philadelphia [3]	Development	C/O expected Q3 2019	14,338	7,870	6,468	8,093
4/6/2018	Minneapolis 3	Development	C/O expected Q4 2019	12,883	2,333	10,550	2,206
5/1/2018	Miami 9	Development	C/O expected Q2 2020	12,421	2,803	9,618	2,564
5/15/2018	Atlanta 7	Development	C/O expected Q4 2019	9,418	861	8,557	775
5/23/2018	Kansas City	Development	C/O expected Q4 2019	9,968	1,228	8,740	1,137
6/7/2018	Orlando 5	Development	C/O expected Q1 2020	12,969	800	12,169	673
6/12/2018	Los Angeles 2	Development	C/O expected Q4 2020	9,298	4,597	4,701	4,581
11/16/2018	Baltimore 2	Development	C/O expected Q2 2020	9,247	390	8,857	301
Subtotal Development				**$533,280**	**$314,220**	**$219,060**	**$355,831**

Note: Represents portfolio as of 12/31/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 12/31/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 12/31/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 12/31/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies.

23

PORTFOLIO DETAIL – CONTINUED

April 2019
Investor Presentation

Current Portfolio

$ in 000s						Remaining Unfunded	
Closing Date	**Location (MSA)**	**Investment Type**	**Status** [4]	**Commitment**	**Funded Investment** [1]	**Commitment**	**Fair Value**
REIT Level Investments - as of 12/31/2018							
12/23/2015	Miami	Construction	C/O expected Q2 2019	17,733	17,733	-	17,733
Subtotal Construction				**$17,733**	**$17,733**	**$0**	**$17,733**
3/2/2018	Miami 4 [2]	Bridge	C/O achieved Oct. 2016	20,201	20,201	-	22,823
3/2/2018	Miami 5 [2]	Bridge	C/O achieved Aug. 2018	17,738	16,883	855	14,432
3/2/2018	Miami 6 [2]	Bridge	C/O achieved Aug. 2016	13,370	13,370	-	17,372
3/2/2018	Miami 7 [2]	Bridge	C/O achieved Mar. 2018	18,462	17,581	881	15,971
3/2/2018	Miami 8 [2]	Bridge	C/O achieved Dec. 2016	13,553	13,472	81	13,785
Subtotal Bridge				**$83,324**	**$81,507**	**$1,817**	**$84,383**
Total REIT Committed Investments - as of 12/31/2018				**$634,337**	**$413,460**	**$220,877**	**$457,947**
Total REIT Committed Investments + Wholly-Owned Properties - as of 12/31/2018				**$712,385**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 12/31/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 12/31/2018. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 12/31/2018. | **(4)** Estimated C/O dates represent the Company's best estimate as of 12/31/2018, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies.

24

April 2019
Investor Presentation

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

$ in 000s Closing Date	Location (MSA)	Investment Type	Status	Size	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1 [2]	Development	C/O achieved Feb. 2018	$13,867	$12,250	$1,617	$14,338
5/14/2015	Miami 2 [2]	Development	C/O achieved Oct. 2018	14,849	13,961	888	14,562
9/25/2015	Fort Lauderdale [2]	Development	C/O achieved Jul. 2018	13,230	12,352	878	16,409
4/15/2016	Washington DC [2]	Development	C/O achieved Sep. 2017	17,269	17,005	264	19,200
4/29/2016	Atlanta 1 [2][3]	Development	C/O achieved Apr. 2018	10,223	9,915	308	11,352
7/19/2016	Jacksonville [2][3]	Development	C/O achieved Jul. 2017	8,127	7,422	705	11,406
7/21/2016	New Jersey [2]	Development	C/O achieved Jan. 2019	7,828	5,749	2,079	6,717
8/15/2016	Atlanta 2 [2][3]	Development	C/O achieved Sep. 2017	8,772	8,293	479	9,004
8/25/2016	Denver [2][3]	Development	C/O achieved Dec. 2017	11,032	10,221	811	12,716
9/28/2016	Columbia [2]	Development	C/O achieved Aug. 2017	9,199	8,868	331	9,972
12/22/2016	Raleigh [2]	Development	C/O achieved Jun. 2018	8,877	8,432	445	9,450
Total Heitman JV Investments				**$123,273**	**$114,468**	**$8,805**	**$135,126**
Total REIT + Heitman JV Committed Investments - as of 12/31/2018				**$757,610**	**$527,928**	**$229,682**	**$593,073**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties - as of 12/31/2018				**$835,658**	**NA**	**NA**	**NA**

25

Note: Represents portfolio as of 12/31/2018. | **(1)** Represents principal balance of loan gross of origination fees. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 12/31/2018. | **(3)** On January 28, 2019, the Heitman JV purchased 100% of the Class A membership units of the LLCs that owned these facilities. As such, these facilities are wholly-owned by the Heitman JV as of January 28, 2019.

April 2019 Investor PresentationJCAP IS AN EQUITY REIT, NOT A MORTGAGE REIT TYPICAL MORTGAGE REIT .. Higher corporate leverage, including leverage of junior debt .. No equity participation .. Structured finance arbitrage rather than property focus .. Communication with borrowers only when problems or reporting of covenant compliance JERNIGAN CAPITAL .. Low corporate leverage .. Equity participations that allow investors to participate in property appreciation .. Specific niche property focus led by team with decades of experience in self-storage .. Rights of first refusal for purchase of all new development .. Ongoing operations reporting and dialogue .. Equity REIT characteristics of JCAP investments .. 49.9% equity interest in every transaction; emphasis on value creation vs. immediate cash flow .. RoFR in every transaction + developer relationship = definitive bridge to property ownership .. 24/7 access to operating information .. 24/7 communication with developer partners 26

April 2019 Investor PresentationHEITMAN CAPITAL MANAGEMENT JOINT VENTURE OVERVIEW HEITMAN JOINT VENTURE IS FULLY COMMITTED JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Current JV Commitment $133.2 million (including capital investment in the four properties wholly-owned by the venture) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure .. On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real estate venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million .. Heitman recognizes JCAP’s self-storage knowledge, experience and relationships and will rely on JCAP to source all investments, manage the relationships with developers, process and service all investments and make decisions regarding financial and tax accounting .. On January 28, 2019, the JV purchased 100% of the Class A membership units of the LLCs that owned the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments with a Profits Interest for $12.1 million. These purchases increased the SL1 Venture’s ownership interest on each development property investment from 49.9% to 100%. The SL1 Venture now owns all management and voting rights in each of these LLCs. 27 $123.3 total commit Less: $38.2 commit on the 4 Plus: $36.0 funded balance on the 4 Plus: $12.1 purchase price = $133.2

April 2019 Investor PresentationHIGHLAND CAPITAL SERIES A PREFERRED OVERVIEW Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through September 2018 Current Balance $125 million as of December 31, 2018 Investment Term JCAP has the right to redeem Series A Preferred Stock after August 1, 2021 Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A Preferred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021 Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests .. On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock 28

April 2019 Investor PresentationTERM LOANS OVERVIEW Lender FirstBank Structure of the Investment Secured by first mortgages on four of JCAP’s wholly-owned self-storage facilities Investment Size $34.1 million Term Three years – August 2021 maturity date Cost of Capital Interest at floating variable rate of one-month LIBOR plus 225 basis points, which resets monthly Substantial Advantages of this Structure Match funding, no dilution, lower-cost capital .. On August 17, 2018, certain wholly-owned subsidiaries of JCAP entered into loan agreements with FirstBank providing three term loans in the aggregate principal amount of $24.9 million. These term loans are secured by first mortgages on three of the Company’s wholly-owned self- storage facilities .. On January 18, 2019, a wholly-owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $9.2 million secured by one of the Company’s wholly-owned self-storage facilities. 29

April 2019 Investor PresentationSERIES B PREFERRED STOCK OVERVIEW NYSE Symbol JCAP-PB Structure of the Investment Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share Current Investment Size $39.3 million or 1,571,734 shares as of December 31, 2018 Investment Term JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023 Cost of Capital 7% cash dividend Use of Proceeds Fund existing or future investments in the Company’s development portfolio and operating property loan portfolio, including the Miami portfolio investment, and for general corporate purposes .. On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable perpetual preferred stock (“Series B Preferred Stock”) through a public offering .. On March 29, 2018, JCAP entered into a Distribution Agreement among JCAP, the Operating Company and B. Riley FBR, Inc., as sales agent, pursuant to which it may offer, from time to time, up to $45 million of Series B Preferred Stock 30

April 2019 Investor PresentationCREDIT FACILITY OVERVIEW Lead Lenders / Arrangers KeyBank Capital Markets, Inc., Raymond James Bank, N.A. and BMO Harris Bank N.A. Structure of the Investment Senior secured revolving credit facility Investment Size Up to $235 million debt capital, expandable up to $400 million with accordion feature, upon satisfaction of certain conditions Current Balance As of December 31, 2018, the Company had no outstanding balance on the credit facility. As of March 24, 2019, the Company had $27 million outstanding on the credit facility. Term Three years, expiring December 28, 2021 with two one-year extension options to December 28, 2023 Capacity As of December 31, 2018, the Company had a borrowing capacity of $91.3 million. As of March 24, 2019, the Company had $118 million of total availability (before considering any amounts outstanding), and, based on expected C/Os, anticipates its borrowing base to increase over the balance of 2019. Cost of Capital Interest at rates between 225 and 325 basis points over 30-day LIBOR Primary Amendments to Original Facility Expanded facility to $235 million (from $100 million), increased accordion to $165 million (from $100 million), extended maturity by 3 ½ years (including extension options), lowered pricing by 50bps, and added a third tranche to the borrowing base for non-stabilized wholly-owned real estate .. In December 2018, JCAP entered into an amended and restated senior secured revolving credit facility of up to $235 million with a syndicate of banks led by KeyBank National Association, Raymond James Bank, N.A., and BMO Harris Bank N.A. 31